UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 23, 2017

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004 +1 (646) 654-5000	AC Nielsen House London Road Oxford Oxfordshire OX3 9RX United Kingdom +1 (646) 654-5000

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual meeting of shareholders on May 23, 2017 (the “Annual Meeting”). The Company’s shareholders considered seven proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2017. A total of 321,565,460 shares were represented at the Annual Meeting in person or by proxy, or 90% of the total shares entitled to vote. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1. To elect the Directors listed below:
James A. Attwood, Jr.	312,749,308	3,107,444	35,375	5,673,333
Mitch Barns	315,625,676	231,460	34,991	5,673,333
Karen M. Hoguet	315,625,985	234,771	31,371	5,673,333
James M. Kilts	303,700,433	11,894,087	297,607	5,673,333
Harish Manwani	302,054,114	13,540,231	297,782	5,673,333
Robert C. Pozen	314,795,421	1,059,803	36,903	5,673,333
David Rawlinson	315,626,200	230,005	35,922	5,673,333
Javier G. Teruel	315,579,177	276,770	36,180	5,673,333
Lauren Zalaznick	312,455,344	3,404,281	32,502	5,673,333
Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017	320,114,680	1,115,100	295,680	—
Proposal 3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2017	320,114,639	1,156,485	294,336	—
Proposal 4. To authorize the Audit Committee of the Board of Directors to determine the compensation of the Company’s UK statutory auditor	320,768,992	760,671	35,797	—
Proposal 5. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC rules	299,964,870	6,845,422	9,081,835	5,673,333
Proposal 7. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2016, which is included in the Proxy Statement	301,207,593	5,594,145	9,090,389	5,673,333

Additionally, set forth below are the voting results on the following matter:

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Proposal 6. To determine on a non-binding, advisory basis the frequency of a shareholder vote to approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed pursuant to the SEC rules	288,550,598	18,634	27,291,876	31,019	5,673,333

In light of such vote and the Company’s Board of Directors’ recommendation with respect to Proposal 6, the Company has decided to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of a shareholder vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017

NIELSEN HOLDINGS PLC
By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary